Arrow Funds

Arrow Managed Futures Trend Fund,

a series of Northern Lights Fund Trust

Supplement dated May 11, 2010 to the Prospectus dated April 21, 2010

As of the date of this Supplement, the Fund's investment adviser, Arrow Investment Advisors, LLC (“Arrow”), does not believe the Fund has achieved sufficient size to permit economic execution of its principal investment strategies.  Consequently, Arrow believes it is in the Fund's shareholders' best interests to continue to invest the Fund's assets in cash equivalents through May 31, 2010.  When the Fund is invested in cash equivalents, the Fund may not achieve its investment objective.  After May 31, 2010, Arrow will commence investing Fund assets consistent with the Fund's principal investment strategies.

Additionally, shareholders are hereby notified that:

•

No redemption fees will be assessed on shareholder redemption requests received on or before the Fund's close of business May 31, 2010; and

•

Arrow has contractually agreed to waive its advisory fee from May 1, 2010 to May 31, 2010.

This Supplement, and the Prospectus and Statement of Additional Information, both dated April 21, 2010, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information (dated April 21, 2010) have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-277-6933.